                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 28, 2006


                             Advanced Photonix, Inc.
     -------------------------------------------- ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Delaware                              1-11056                         33-0325836
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(STATE OR OTHER JURISDICTION                 (COMMISSION                      (IRS EMPLOYER
OF INCORPORATION)                            FILE NUMBER)                   IDENTIFICATION NO.)



                    2925 Boardwalk, Ann Arbor, Michigan 48104
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


Registrant's telephone number, including area code: (734) 864-5647
                                                    ----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 28, 2006, Advanced Photonix, Inc. issued a press release announcing its results for the fourth quarter and fiscal year ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:


Exhibit
Number        Exhibit
-------       -------
  99.1        Advanced Photonix,  Inc.'s press release reporting its results for the fourth quarter and fiscal year ended March 31, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ADVANCED PHOTONIX, INC.



                                     By: /s/ Richard Kurtz
                                         ---------------------------------------
                                         Richard Kurtz, Chief Executive Officer

Dated:  June 28, 2006

                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
  99.1          Advanced Photonix, Inc.'s press release reporting its results for the fourth quarter and fiscal year ended March 31, 2006.